EXHIBIT 10t.5


                      FIFTH AMENDMENT TO THE

                      Homeland Stores, Inc.
                    Employees' Retirement Plan



     Pursuant to the authority set forth in Article X thereof,

Homeland Stores, Inc.  Employees' Retirement Plan, is hereby amended, effective as of the dates set forth below, in the

following respects only:


RESTATED/ADDED  PAGES     AMENDED  SECTION                EFFECTIVE
DATES

          ii             Table of Contents
                         (added new section)

           9             Section 2.35 (clarified       January 1,1989
                         definition of compensation
                         and added new compensation
                         limit effective January 1,
                         1994

          20             Section 4.9 (added new        January  1,1993
                         Section on direct rollovers)





















                      HOMELAND STORES, INC.

                    EMPLOYEES' RETIREMENT PLAN

                 Effective as of January 1, 1989






























                      Homeland Stores, Inc.

                     Oklahoma City, Oklahoma

     Section 2.32 - Participation Date                                      9
     Section 2.33 - Plan and Prior Plan                                     9
     Section 2.34 - Plan Administrator                                      9
     Section 2.35 - Plan Compensation                                       9
     Section 2.36 - Plan Year                                              10
     Section 2.37 - Qualified Election                                     10
     Section 2.38 - Qualified Joint and Survivor Annuity                   10
     Section 2.39 - Qualified Preretirement Survivor Annuity               11
     Section 2.40 - Retired Participant                                    11
     Section 2.41 - Retirement Committee                                   11
     Section 2.42 - Social Security Covered Compensation                   11
     Section 2.43 - Spouse or Surviving Spouse                             11
     Section 2.44 - Termination of Employment or Terminates Employment     11
     Section 2.45 - Trust or Trust Agreement                               11
     Section 2.46 - Trust Fund                                             12
     Section 2.47 - Trustee                                                12
     Section 2.48 - Years of Eligibility Service                           12
     Section 2.49 - Years of Vesting Service                               12

ARTICLE III - PARTICIPATION IN THE PLAN                                    14
     Section 3.1 - Participation                                           14
     Section 3.2 - Plan and Trust Agreement Binding                        14
     Section 3.3 - Duration of Participation                               14

ARTICLE IV - MONTHLY RETIREMENT INCOME                                     15
     Section 4.1 - Payment of Benefits Only From the Trust Fund            15
     Section 4.2 - Qualified Joint and Survivor Annuity Rules/Forms of
                   Payment                                                 15
     Section 4.3 - Normal Retirement                                       17
     Section 4.4 - Late Retirement                                         17
     Section 4.5 - Early Retirement                                        17
     Section 4.6 - Reemployment After the Commencement of Plan Benefits    18
     Section 4.7 - Qualified Domestic Relations Order                      19
     Section 4.8 - Benefits Not Decreased Due to Post-Termination Social
                   Security Increase                                       19
     Section 4.9 - Direct Rollover Rules                                   20

ARTICLE V - OTHER BENEFITS                                                 21
     Section 5.1 - Termination of Employment                               21
     Section 5.2 - Qualified  Preretirement  Survivor   Annuity
                   Rules/Qualified Preretirement Survivor Annuity
                   Death Benefits                                          21
     Section 5.3 - Post-Retirement Death Benefit                           24
     Section 5.4 - Beneficiary's Death; No Beneficiary Named               24
     Section 5.5 - Cash-Out of Small Amounts                               25
     Section 5.6 - Limitation on Timing of Benefit Payments                25
     Section 5.7 - Duration of Benefit Payments                            25
     Section 5.8 - Required Distributions                                  25















                                   ii                    Fifth Amendment


credited with five (5) Years of Vesting Service under the Plan or if earlier, the fifth (5th) anniversary of his commencement of participation in the Plan.

Section   2.30  -  Normal  Retirement  Date   The  term   "Normal
Retirement Date" shall mean the first day of the month coincident with or next following the Participant's attaining his Normal
Retirement Age.

Section 2.31 - Participant  The term "Participant" shall mean any
Employee of an Employer who has become a Participant as provided in Article III hereof.

Section 2.32 - Participation Date The term "Participation Date" shall mean the January 1 or July 1 coincident with or immediately following an Employee's completion of the requirements for participation as provided in Article III hereof.

Section 2.33 - Plan and Prior Plan The term "Plan" shall mean the Homeland Stores, Inc. Employees' Retirement Plan as set forth herein. See the Preamble for the definition of "Prior Plan."

Section 2.34 - Plan Administrator The term "Plan Administrator" shall mean the Company or other such person or entity designated by the Company from time to time.

Section 2.35 - Plan Compensation The term "Plan Compensation" shall mean base salary or wages plus overtime and bonuses, but excluding non-cash taxable benefits, which an Employee is paid by the Employers for the performance of duties during such portion of the Plan Year as he is accruing Benefit Service hereunder. Plan Compensation shall also include any salary reduction contributions to Code sections 401(k) and 125 plans for such Plan Year. Such determination period for Plan Compensation shall end with the Employee's Early, Normal or Late Retirement Date or termination date under Section 5.1 or the date his benefit payments are resumed under Section 4.6 hereof. Notwithstanding the above to the contrary, the Participant's Plan Compensation for any Plan Year on or after January 1, 1989, (or portion thereof in which Benefit Service is accrued) determined under this section shall be limited to Two Hundred Thousand Dollars ($200,000) as to benefit accruals occurring prior to January 1, 1994 and One Hundred Fifty Thousand Dollars ($150,000) as to benefit accruals occurring on and after January 1, 1994 (or such adjusted amount for the year for cost-of-living pursuant to Code sections 401(a)(17) and 415(d)).

For purposes of determining the Plan Compensation of a Participant who is a "Highly Compensated Employee" (as defined in Code section 414(q) by reason of being a "Five Percent (5%) Owner" (as defined in Code section 414(q)(3) or a member of the group consisting of the ten (10) Highly Compensated Employees paid the greatest total "Compensation" (as defined in Code section 414(q)(7) during the Plan Year, Plan Compensation of such Employee shall include the Plan Compensation of "family members" who are Participants. "Family members" as used herein shall mean the spouse of the Participant and any lineal descendants of the Participant who have not Attained Age nineteen (19) before the close of the year. If such aggregated Plan Compensation for the year exceeds the dollar limit, then the dollar limit applicable to each such Participant's Plan Compensation for such year will be the dollar limit otherwise applicable for such year multiplied by a fraction, the numerator of which is such Participant's unlimited Plan

                               9                  Fifth Amendment

Section 4.8 - Benefits Not Decreased Due to Post-Termination Social Security Increase Any benefit which a Participant is eligible to receive shall not be decreased by reason of any increase in a benefit level or wage base under Title II of the Social Security Act if such increase takes place after the later of (i) September 2, 1974, or (ii) the date of the Employee's Termination of Employment hereunder.

Section 4.9 - Direct Rollover Rules The following rules shall apply as provided herein.

     Section 4.9(a) - This section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this section, a distributee may elect, at the time and in the manner prescribed by the Retirement Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

  Section 4.9(b) - Definitions (applicable to this section):

            (i) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

            (ii) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

            (iii) Distributee: A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

            (iv)    Direct  rollover:  A  direct  rollover  is  a
            payment  by the Plan to the eligible retirement  plan
            specified by the distributee.
                               20                 Fifth Amendment